CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 0	$ 0
Common shares, par value (in dollars per share)	$ 0	$ 0
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	381,027,002	202,478,702
Common shares, shares outstanding	380,678,902	200,538,902
Treasury Stock, Shares	0	1,451,700